Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

PENNANTPARK SENIOR LOAN FUND, LLC

This Second Amendment, made and entered into as of August 28, 2024 (the “Amendment Date”), by the parties signatory hereto (this “Amendment”), amends that certain Amended and Restated Limited Liability Company Agreement of PennantPark Senior Loan Fund, LLC, a Delaware limited liability company (the “Company”), dated as of July 31, 2020 and amended on October 31, 2020 (the “Existing Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Existing Agreement.

1. Section 8.1 of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“Term. The Company shall continue in existence until dissolved and wound down in accordance with Sections 8.3 and 8.4, respectively.”

2. Section 8.3(c) of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“[RESERVED]”.

3. Clause (i) of Section 8.3(e) of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“[RESERVED]”.

4. Clause (i) of Section 8.4(e) of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“(i) at any time following January 31, 2025 and prior to the dissolution and winding up of the Company, PNNT, or”.

5. A new Section 7.3 is hereby added to the Agreement, which provides as follows:

“Section 7.3: Redemptions.

(a) From time to time, any Member may deliver to the Company a written request, which will be immediately provided to the Committee, to redeem its Entire Interest (which shall include, for the avoidance of doubt, all of its Subordinated Notes in the Company) or a portion thereof (the “Interest”) for an aggregate amount of cash equal to the Redemption Price

(as defined below) in respect of such in accordance with this Section 7.3 (such request, a “Redemption Request”). Any Redemption Request by a Member must be for at least twenty-five percent (25%) of its Entire Interest then outstanding and not then otherwise subject to an outstanding Redemption Request. Any Redemption Request for less than the entirety of a Member’s Entire Interest shall be allocated proportionally between such Member’s membership interests and Subordinated Notes.

(b) Upon receipt of any such Redemption Request, the Company shall use commercially reasonable efforts to redeem such Member’s Interest (including both the amount represented by membership interests and that amount represented by Subordinated Notes) at the Redemption Price (as defined below) (any such transaction, a “Redemption”) within eighteen (18) months and, in any event, within three (3) years of the date of such Redemption Request, in each case, subject to the Company having sufficient liquidity to complete such redemption in full (as determined by the Committee in its sole discretion prior to each Redemption Date (as defined below)). Any such Redemption shall be implemented in accordance with the procedures set forth in Section 7.3(e). The term “Redemption Price,” as used in this Section 7.3, shall mean the prevailing net asset value of such Member’s Interest as of the most recently completed fiscal quarter prior to the date any Redemption is effectuated and closed pursuant to this Section 7.3, determined in accordance with Section 9.5 of this Agreement and subject to intra-quarter adjustments proposed by the Administrator and approved with Prior Committee Approval. To the extent that any Redemption is consummated in multiple tranches pursuant to Section 7.3(d) of this Agreement or otherwise, separate Redemption Prices will be determined in respect of and apply to each tranche.

(c) It is the intention of the parties that the Redemption Price paid in connection with any Redemption shall be funded, unless otherwise determined by the Committee and consented to by the Member requesting such Redemption, by either (x) principal proceeds from the repayments of Investments in the underlying portfolio of the Company (“Principal Proceeds”) or (y) the proceeds of any new Member’s investment in the Company.

(d) It is the further intention of the parties that, promptly following the receipt by the Company of any Principal Proceeds in respect of any Investment, the Company will use all or a portion (which, for the avoidance of doubt, can be on a non pro-rata basis) of such Principal Proceeds (less any reserves determined with Prior Committee Approval, including without limitation in accordance with Section 5.2 and 5.3 of this Agreement) attributable to the Member’s Interests that made the Redemption Request to partially redeem such Member’s Interest (split proportionately between the membership interests of such Member and that amount represented by Subordinated Notes issued to such Member).

(e) If the Company has not completed in full the Redemption sought by a Redemption Request within eighteen (18) months of the Company’s receipt of such Redemption Request, the Company shall not reinvest the ratable portion of Principal Proceeds (based on the redeeming Member’s Proportionate Share) received following such date to make new Investments (but may continue to use any such Principal Proceeds to the extent the Committee deems necessary or advisable in connection with existing Investments) until the Redemption has been completed in full.

(f) If the Company has not yet satisfied a requested Redemption due to there being insufficient liquidity or funds (as determined by the Committee in its sole discretion) three (3) years following the Company’s receipt of any Redemption Request, the Committee may elect to extend the time period for such Redemption for up to two (2) additional one (1) year periods by providing written notice to the Member that delivered the Redemption Request. If the Redemption sought by such Redemption Request has not been satisfied by the end of any such extension due to there being insufficient liquidity or funds (as determined by the Committee in its sole discretion), then the Member who submitted the Redemption Request shall have the right to further extend the time period for such Redemption in its sole discretion by providing written notice to the Company for an additional one (1) year period.

(g) Any Redemption effected in accordance with this Section 7.3 shall take place remotely at such time and date as determined by the Administrator. The Company shall give the Member who delivered the applicable Redemption Request at least ten (10) days’ written notice of the date of the closing of such Redemption (the “Redemption Date”), and include in such notice the Redemption Price payable in connection therewith (and the amounts to be attributed such to Member’s membership interest, on the one hand, and Subordinated Notes, on the other hand). In connection with any such Redemption, the payment of the Redemption Price shall be made via wire transfer of immediately available funds. For the avoidance of doubt, the redeeming Member will be entitled to receive its Proportional Share of any accrued income from Investments up to the Redemption Date.

(h)Notwithstanding anything to the contrary, any Redemption pursuant to this Section 7.3 shall remain subject to those limitations set forth in Section 5.3 of this Agreement, including for the avoidance of doubt that no Redemption shall be permitted if it would cause PNNT’s Proportionate Share or ownership of the Company to exceed eighty-seven-and-one-half-of-one percent (87.5%).

6. Section 10.1 is hereby amended by replacing “[RESERVED.]” in its entirety with the following:

“Section 10.1: Arranger Fees. PNNT agrees that, during the Arranger Fee Period (as defined below), it shall not permit PennantPark Investment Advisers, LLC, its investment adviser (“PIAA”), to charge (or otherwise require an underlying borrower to pay to PIAA) an arranger fee in respect of a directly originated private credit loan made by PNNT in excess of the lesser of (x) 50% of the total arranger fees charged in respect of such loan (as determined by PNNT for its own tax and accounting purposes) and (y) 100 basis points of the purchase price of such loan (the “Arranger Fee Cap”). The “Arranger Fee Period” shall mean that period commencing upon the Amendment Date and ending on the one year anniversary thereof, which period shall be extended in one year increments upon Pantheon’s prior written approval; provided, that the Arranger Fee Period shall automatically terminate upon the occurrence of any of those dissolution events set forth in Section 8.3 of this Agreement.

7. Any reference in the Existing Agreement to the term “Agreement” is deemed to refer to both the Existing Agreement as well as the Existing Agreement, as amended by this Amendment. Except as amended by this Amendment, the Existing Agreement remains in full force and effect. Execution and delivery of this Amendment shall not constitute or be deemed to be a waiver by the undersigned of any rights that such party may have under the Existing Agreement or an agreement by the undersigned party that any of the conditions to such party’s obligations under the Existing Agreement have been satisfied or waived. This Amendment may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument. This Amendment shall be governed by, and construed in accordance with, the law of the State of Delaware.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the Members have caused this Amendment to be executed and delivered as of the date first above written.

PENNANTPARK INVESTMENT CORPORATION

By:	/s/ Arthur H. Penn
Name: Arthur H. Penn
Title: Chief Executive Officer

PANTHEON PRIVATE DEBT PROGRAM SCSP SICAV – RAIF IN RESPECT OF ITS COMPARTMENT PANTHEON SENIOR DEBT SECONDARIES II (USD)

By: Pantheon Ventures (UK) LLP, its alternative investment fund manager

By:	/s/ Toni Vainio
Name: Toni Vainio
Title: Partner

SOLUTIO PREMIUM PRIVATE DEBT I SCSP

By: Pantheon Ventures (UK) LLP, its investment manager

By:	/s/ Toni Vainio
Name: Toni Vainio
Title: Partner

PANTHEON PRIVATE DEBT PROGRAM SCSP SICAV-RAIF IN RESPECT OF ITS COMPARTMENT PANTHEON CREDIT OPPORTUNITIES II (USD)

By: Pantheon Ventures (UK) LLP, its alternative investment fund manager

By:	/s/ Toni Vainio
Name: Toni Vainio
Title: Partner

PANTHEON PRIVATE DEBT PROGRAM SCSP SICAV-RAIF IN RESPECT OF ITS COMPARTMENT TUBERA CREDIT 2020

By: Pantheon Ventures (UK) LLP, its alternative investment fund manager

By:	/s/ Toni Vainio
Name: Toni Vainio
Title: Partner

PANTHEON PRIVATE DEBT PROGRAM SCSP SICAV-RAIF IN RESPECT OF ITS COMPARTMENT TUBERA INFINITA

By:	Pantheon Ventures (Ireland) DAC, its investment manager

By:	Pantheon Ventures (UK) LLP, its portfolio manager

By:	/s/ Toni Vainio
Name:	Toni Vainio
Title:	Partner
Taxpayer Identification Number (GIIN): L8HFNI.99999.SL.442
Address:
49 Avenue J.F. Kennedy,
L-1855 Luxembourg,
Grand-Duchy of Luxembourg

PANTHEON PRIVATE DEBT PROGRAM SCSP SICAV-RAIF IN RESPECT OF ITS COMPARTMENT PANTHEON SENIOR DEBT SECONDARIES III (USD)

By: Pantheon Ventures (Ireland) DAC, its investment manager
By: Pantheon Ventures (UK) LLP, its portfolio manager

By:	/s/ Toni Vainio
Name: Toni Vainio
Title: Partner

PANTHEON PRIVATE DEBT PROGRAM SCSP SICAV-RAIF IN RESPECT OF ITS COMPARTMENT PANTHEON SENIOR DEBT SECONDARIES III (GBP)

By: Pantheon Ventures (Ireland) DAC, its investment manager
By: Pantheon Ventures (UK) LLP, its portfolio manager

By:	/s/ Toni Vainio
Name: Toni Vainio
Title: Partner

PANTHEON PRIVATE DEBT PROGRAM SCSP SICAV-RAIF IN RESPECT OF ITS COMPARTMENT PANTHEON CREDIT OPPORTUNITIES III (USD)

By: Pantheon Ventures (Ireland) DAC, its investment manager
By: Pantheon Ventures (UK) LLP, its portfolio manager

By:	/s/ Toni Vainio
Name: Toni Vaino
Title: Partner

PANTHEON SOCRATES SCA SICAV-RAIF IN RESPECT OF ITS COMPARTMENT PANTHEON SOCRATES SCA SICAV-RAIF - USD COMPARTMENT I

By: Pantheon Ventures (Ireland) DAC, its investment manager
By: Pantheon Ventures (UK) LLP, its portfolio manager

By:	/s/ Toni Vainio
Name: Toni Vainio
Title: Partner

PANTHEON SOCRATES SCA SICAV-RAIF IN RESPECT OF ITS COMPARTMENT PANTHEON SOCRATES SCA SICAV-RAIF - GBP COMPARTMENT I

By: Pantheon Ventures (Ireland) DAC, its investment manager
By: Pantheon Ventures (UK) LLP, its portfolio manager

By:	/s/ Toni Vainio
Name: Toni Vainio
Title: Partner

PANTHEON SOCRATES SCA SICAV-RAIF IN RESPECT OF ITS COMPARTMENT PANTHEON SOCRATES SCA SICAV-RAIF - EUR COMPARTMENT I

By: Pantheon Ventures (Ireland) DAC, its investment manager
By: Pantheon Ventures (UK) LLP, its portfolio manager

By:	/s/ Toni Vainio
Name: Toni Vainio
Title: Partner

PANTHEON PSD III THE-K 2024 MASTER LP

By: Pantheon PSD III The-K 2024 GP, LLC, its general partner
By: Pantheon Ventures (US) LP, its attorney in fact
By: Pantheon (US), LLC, its general partner

By:	/s/ Rakesh Jain
Name: Rakesh Jain
Title: Managing Director